INCREMENTAL JOINDER AND AMENDMENT
THIS INCREMENTAL JOINDER AND AMENDMENT (this “Agreement”), dated as of February 20, 2018, is among Lippert Components, Inc., a Delaware corporation (“Lippert”), LCI Canada Group, Inc., a Quebec corporation formerly known as Lippert Components Canada, Inc. (together with Lippert, the “Borrowers”), LCI Industries (formerly known as Drew Industries Incorporated), a Delaware corporation (the “Company”), each Subsidiary of the Company listed on the signature pages hereto (together with the Borrowers and the Company, the “Loan Parties”), the Lenders set forth in Schedule 1 hereto (the “Increasing Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrowers, the Company, the lenders party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.
(2)    The Borrower has requested that each Increasing Lender increase its Tranche A Revolving Credit Commitment by the principal amounts set forth opposite its name on Schedule 1 hereto, subject to the terms and conditions set forth herein.
(3)    The Borrowers, the Company, the Increasing Lenders and the Administrative Agent are entering into this Agreement in order to provide an increase of the aggregate Revolving Credit Commitments in accordance with Section 2.06A of the Credit Agreement.
(4)    the Loan Parties have failed to comply with certain requirements with respect to the formation of a new Subsidiary pursuant to Section 5.10 of the Credit Agreement and such failure has resulted, directly and indirectly, in certain Events of Default (together, the “Specified Defaults”) pursuant to (i) clause (e) of Article VII of the Credit Agreement as a result of the Borrowers’ failure to comply with Section 5.10 of the Credit Agreement, solely with respect to the formation of LCM Realty XII, LLC (the “New Subsidiary”), (ii) clause (f) of Article VII of the Credit Agreement as a result of breaches by the Loan Parties of the provisions of the Prudential Shelf Agreement due to (x) the failure of Lippert to take certain actions required thereby in connection with the formation of the New Subsidiary and (y) the occurrence of the Specified Defaults under the Credit Agreement (together, the “Specified Prudential Defaults”), (iii) clause (e) of Article VII of the Credit Agreement as a result of the Borrowers’ failure to notify the Administrative Agent and the Lenders of the occurrence of the Defaults referred to in clauses (i) and (ii) above and clause (iv) below as required pursuant to Section 5.02(a) of the Credit Agreement and (iv) clause (c) of Article VII of the Credit Agreement as a result of the Borrower representing pursuant to the last sentence of Section 4.02(b) of the Credit Agreement that the conditions set forth in Section 4.02(b) of the Credit Agreement had been satisfied in connection with certain Borrowings, conversions and continuations in December, 2017 and January and February, 2018, despite that (x) the condition in Section 4.02(b)(i) of the Credit Agreement was not satisfied at such times due to the continuance of certain Specified

Defaults and (y) the condition in Section 4.02(b)(ii) of the Credit Agreement was not satisfied at such times due to the representation in the last sentence of Section 3.07 if the Credit Agreement being untrue at such times due to the continuance of certain Specified Defaults.
(5)    It is a condition to an increase of the aggregate Revolving Credit Commitments in accordance with Section 2.06A of the Credit Agreement that no Event of Default have occurred and be continuing. The Borrowers and the Company have requested, and the Lenders party hereto have agreed to provide, a waiver the Specified Defaults in accordance with the terms hereof.
Section 1. Increased Commitments. Pursuant to Section 2.06A of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 5 hereof, each Increasing Lender agrees, severally and not jointly, to increase its Tranche A Revolving Credit Commitment on the Increase Effective Date by a principal amount equal to the amount set forth opposite its name in Schedule 1 hereto (each such commitment, an “Increased Commitment” and, collectively, the “Increased Commitments”), subject to the terms and conditions set forth herein. The Administrative Agent and each Lender party hereto each hereby consents to the Increased Commitments and agrees to waive the minimum time periods set forth in Section 2.06A for purposes of this Agreement and the Increased Commitments.
Section 2. Terms of the Increased Commitments; Waiver. Pursuant to Section 2.06A of the Credit Agreement, the Increased Commitments shall be additional Tranche A Revolving Credit Commitments under the Revolving Credit Facility and shall have terms (including interest margins and maturity date) identical to the existing Tranche A Revolving Credit Commitments under the Credit Agreement.

Section 3. Amendment.    Effective as of the Increase Effective Date, the first parenthetical in the definition of “Interest Period” is hereby amended and restated in its entirety as follows:
“(or, except in the case of an Eurocurrency Borrowing denominated in dollars or an Australian Bank Bill Swap Rate Borrowing, that is for a one week period (for which a three day prior request shall be required)),”
Section 4. Waiver. Effective on (and subject to the occurrence of) the Increase Effective Date, the Lenders party hereto hereby agree to waive the Specified Defaults; provided that the foregoing waiver shall be terminated and the Specified Defaults shall be deemed to be continuing in the event that the Administrative Agent shall not have received, on or prior to the date 10 days after the Increase Effective Date, evidence that the New Subsidiary, Taylor Made Credit, LLC and Taylor Made Group, LLC shall each have become party to the Subsidiary Guarantee and the Subordination Agreement and taken such other actions, and delivered such documents, as may be required pursuant to such Section 5.10 or reasonably requested by the Administrative Agent.

Section 5. Conditions to Effectiveness. This Agreement, the amendments and waivers set forth herein and the Increased Commitments shall be effective on and as of the date (the “Increase Effective Date”) on which the following conditions shall have been satisfied:

(a)The Administrative Agent shall have received from each Loan Party, each Increasing Lender, Lenders constituting Required Lenders and the Administrative Agent either (i) an original counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or .pdf transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement (followed promptly by original counterparts to be delivered to the Administrative Agent).

(b)The Lenders shall have received satisfactory opinions of counsel to the Borrowers and the Guarantors (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Agreement) and of appropriate local counsel and such corporate resolutions, certificates and other documents as the Increasing Lenders shall reasonably require.

(c)The Administrative Agent shall have received a certificate of each of the Borrowers dated as of the Increase Effective Date signed by a Responsible Officer of each Borrower, (A) certifying that the representations and warranties made or deemed made by any Borrower or any other Loan Party or other Subsidiary in any Loan Document to which such Loan Party or other Subsidiary is a party are true and correct in all material respects on and as of the Increase Effective Date except to the extent that such representations and warranties are made as of a specific earlier date, in which case such representations and warranties shall have been true and accurate on and as of such earlier date; provided that any such representations and warranties that are qualified by materiality or as to Material Adverse Effect shall be true and correct in all respects on and as of the Increase Effective Date, (B) certifying that no Default or Event of Default exists and (C) certifying and attaching a true and complete copy of resolutions duly adopted by the Board of Directors of each Borrower authorizing the increase in Revolving Credit Commitments contemplated hereby and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(d)The Administrative Agent shall have received evidence that the Specified Prudential Defaults shall have been waived or cured.

(e)The Administrative Agent shall have received evidence that the New Subsidiary shall have become a party to the Pledge Agreement pursuant to Section 5.10 of the Credit Agreement and shall have delivered to the Administrative Agent such certificates, resolutions and related documents as the Administrative Agent may reasonably request.

(f)The Administrative Agent shall have received for the account of each Increasing Lender payment in cash of an upfront fee in an amount equal to 0.20% of such Increasing Lender’s Increased Commitment (such fee to be fully earned when paid), together with payment of all other fees and amounts then due and owing under the Credit Agreement, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrowers thereunder.

Section 6. Confirmation. Each Loan Party agrees that each Loan Document to which it is a party, and each security interest granted by it thereunder, is hereby reaffirmed, ratified, approved and confirmed in each and every respect on and after the Increase Effective Date, except that each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Agreement. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

Section 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 8. Miscellaneous. The provisions of Section 9.09(b), (c) and (d) and Section 9.10 of the Credit Agreement are incorporated herein mutatis mutandis, and the parties hereto hereby agree that such provisions shall apply to this Agreement with the same force and effect as if set forth herein in their entirety.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIPPERT COMPONENTS, INC.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCI CANADA GROUP, INC. (a/k/a Groupe LCI Canada, Inc.)

By: __________________________________
Name: Brian M. Hall
Title: Treasurer

LCI INDUSTRIES

By: __________________________________
Name: Andrew J. Namenye
Title: Vice President and Secretary

LCI SERVICE CORP.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

INNOVATIVE DESIGN SOLUTIONS, INC.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

KINRO TEXAS, INC.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

KM REALTY, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

KM REALTY II, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LIPPERT COMPONENTS MANUFACTURING, INC.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY II, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY III, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY IV, LLC

By: __________________________________

Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY V, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY VI, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY VII, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY VIII, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY IX, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY X, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY XI, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCI IDAHO REALTY, LLC By: Name: Brian M. Hall Title: Chief Financial Officer

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCI IDAHO REALTY II, LLC

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LIPPERT COMPONENTS INTERNATIONAL SALES, INC.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

ZIEMAN MANUFACTURING COMPANY

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCI TRANSIT CORP.

By: __________________________________
Name: Brian M. Hall
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By: __________________________________
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender

By: __________________________________
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By: __________________________________
Name:
Title:

1ST SOURCE BANK, as a Lender

By: __________________________________
Name:
Title:

Schedule 1

Increasing Lenders	Increased Commitments
JPMorgan Chase Bank, N.A.	$49,350,000
Wells Fargo Bank, N.A.	$42,750,000
Bank of America, N.A.	$32,900,000
1st Source Bank	--
TOTAL	$125,000,000